1 Earnings Call – Q4 - FY24 October 23, 2024

Except for historical information, the matters discussed in this press release are forward-looking statements that involve risks and uncertainties. Words like “believe,” “expect,” and “anticipate” mean that these are our best estimates as of this writing, but there can be no assurances that expected or anticipated results or events will actually take place, so our actual future results could differ significantly from those statements. Factors that could cause or contribute to such differences include, but are not limited to: our ability to successfully integrate the Pro-ficiency business with our own, as well as expenses we may incur in connection therewith, our ability to maintain our competitive advantages, acceptance of new software and improved versions of our existing software by our customers, the general economics of the pharmaceutical industry, our ability to finance growth, our ability to continue to attract and retain highly qualified technical staff, market conditions, macroeconomic factors, and a sustainable market. Further information on our risk factors is contained in our quarterly and annual reports and filed with the U.S. Securities and Exchange Commission. Safe Harbor Statement 2

Full Year 2024 Highlights $0.49 Diluted EPS $70.0M Revenue 29% Adj. EBITDA as % of Revenue $14.1M Backlog 3 CURRENT PERIOD Prior Year Comparison (FY23) $59.6M Revenue $0.49 Diluted EPS 35% Adj. EBITDA as % of Revenue $19.5M Backlog $0.53 Adj. Diluted EPS $0.67 Adj. Diluted EPS

Fourth Quarter Highlights $0.04 Diluted EPS $18.7M Revenue 22% Adj. EBITDA as % of Revenue $14.1M Backlog 4 CURRENT PERIOD Prior Year Comparison (4Q23) $15.6M Revenue $0.03 Diluted EPS 31% Adj. EBITDA as % of Revenue $19.5M Backlog $0.06 Adj. Diluted EPS $0.18 Adj. Diluted EPS

Software Highlights

General

- Overall software revenue growth of 12% for FY24 and 6% for FY24Q4
- Good renewal rate, upsell and new logo activity
- Good initial revenue contribution from ALI and MC

Cheminformatics	Physiologically Based Pharmacokinetics	Clinical Pharmacology & Pharmacometrics	Quantitative Systems Pharmacology	Adaptive Learning & Insights	Medical Communications
+1% Q4 Revenue Growth	**-8%** Q4 Revenue Growth	**+20%** Q4 Revenue Growth	**-67%** Q4 Revenue Growth	**$1.1M** Q4 Revenue	**$0.1M** Q4 Revenue
+6% FY Revenue Growth	**+7%** FY Revenue Growth	**+18%** FY Revenue Growth	**+7%** FY Revenue Growth	**$1.1M** FY Revenue	**$0.1M** FY Revenue

5

Services Highlights

General

- Overall services revenue growth of 26% for FY24 and 39% for FY24Q4
- Total backlog $14.1M – slippage of bookings into Q1FY25
- Good initial revenue contribution from MC

Physiologically Based Pharmacokinetics	Clinical Pharmacology & Pharmacometrics	Quantitative Systems Pharmacology	Medical Communications
-6% Q4 Revenue Growth	**+28%** Q4 Revenue Growth	**+32%** Q4 Revenue Growth	**$1.1M** Q4 Revenue
-5% FY Revenue Growth	**+19%** FY Revenue Growth	**+57%** FY Revenue Growth	**$1.1M** FY Revenue

6

Financial Results

53% 47% Software Services 60% 40% Software Services Revenue - Q4 (in millions) Software RevenueTotal Revenue Services Revenue +19% +6% +39% 4Q24 Mix 4Q23 Mix 8 $5.9 $9.3 $9.9 $5.8 $6.3 $8.8 $11.7 $15.6 $18.7 Software Services 4Q22 4Q23 4Q24

59% 41% Software Services 61% 39% Software Services Revenue - Fiscal 2024 (in millions) Software RevenueTotal Revenue Services Revenue +18% +12% +26% FY24 Mix FY23 Mix 9 $32.6 $36.5 $41.0 $21.3 $23.1 $29.0$53.9 $59.6 $70.0 Software Services FY22 FY23 FY24

49% 17% 18% 15% GastroPlus® MonolixSuite™ ADMET Predictor® Others Key Software Products as % of Software Revenue 10 4Q24 53% 20% 18% 9% GastroPlus® MonolixSuite™ ADMET Predictor® Others FY24 GastroPlus® ▪ 7 new customers ▪ 15 upsells to existing customers ADMET Predictor® ▪ 4 new customers ▪ 6 upsells to existing customers MonolixSuite™ ▪ 11 new customers ▪ 4 upsells to existing customers Fourth Quarter Highlights

Avg. Revenue per Customer (in thousands) Software Performance Metrics - Q4 Commercial Customers Renewal Rates 11 $65 $88 $89 4Q22 4Q23 4Q24 85% 80% 79% 92% 85% 87% Accounts Fees 4Q22 4Q23 4Q24

Avg. Revenue per Customer (in thousands) Software Performance Metrics - Fiscal 2024 Commercial Customers Renewal Rates 12 $110 $126 $129 FY22 FY23 FY24 88% 82% 84% 95% 92% 93% Accounts Fees FY22 FY23 FY24

17% 35% 36% 13% PBPK QSP CPP MC Services Solutions as % of Services Revenue 13 4Q24 23% 31% 43% 4% PBPK QSP CPP MC FY24

$15.9 $19.5 $14.1 4Q22 4Q23 4Q2499 113 78 21 23 24 76 76 51 97196 212 250 PBPK QSP CPP MC 4Q22 4Q23 4Q24 Services Performance Metrics Total Projects Backlog (in millions) 14

Gross Margin Bridge FY23 to FY24 15 1

Income Statement Summary - Q4 16 (in millions, except Diluted EPS and Adjusted Diluted EPS) 4Q24 % of Rev 4Q23 % of Rev Revenue $18.7 100% $15.6 100% Revenue growth 19% 33% Gross profit 6.8 37% 12.3 78% R&D 1.9 10% 1.1 7% S&M 2.6 14% 1.7 11% G&A 3.5 19% 9.8 63% Total operating exp 8.0 43% 12.5 80% Loss from operations (1.2) (6)% (0.3) (2)% Income before income taxes 0.9 5% 0.1 —% Income taxes — —% 0.5 3% Effective tax rate 2% 674% Net income $0.8 5% $0.5 3% Diluted earnings per share $0.04 $0.03 Adjusted EBITDA $4.1 22% $4.9 31% Excluded items $0.3 $3.1 Adjusted Diluted EPS $0.06 $0.18

Income Statement Summary - Fiscal 2024 17 FY24 % of Rev FY23 % of Rev Revenue $70.0 100% $59.6 100% Revenue growth 18% 11% Gross profit 43.2 62% 47.9 80% R&D 5.8 8% 4.5 8% S&M 8.9 13% 6.6 11% G&A 22.4 32% 28.2 47% Total operating exp 37.0 53% 39.2 66% Income from operations 6.1 9% 8.7 15% Income before income taxes 12.4 18% 11.7 20% Income taxes (2.5) 4% (1.7) 3% Effective tax rate 20% 15% Net income $10.0 14% $10.0 17% Diluted earnings per share $0.49 $0.49 Adjusted EBITDA $20.3 29% $20.6 35% Excluded items $0.8 $3.8 Adjusted Diluted EPS $0.53 $0.67 (in millions, except Diluted EPS and Adjusted Diluted EPS)

Balance Sheet Summary 18 August 31, 2024 August 31, 2023 Cash and short-term investments $20.3 $115.5 Total current assets 39.3 130.4 Total assets $196.6 $186.1 Current liabilities 12.1 12.0 Long-term liabilities 2.1 4.1 Total liabilities 14.2 16.1 Shareholders’ equity 182.4 170.0 Total liabilities and shareholders’ equity $196.6 $186.1 (in millions)

Fiscal 2025 Guidance 19 Guidance Total Revenue $90M - $93M Total Revenue Growth 28% - 33% Software Revenue Mix 55% - 60% Adjusted EBITDA1 Margin 31% - 33% Adjusted Diluted EPS2 $1.07 - $1.20

WELL POSITIONED FOR FISCAL 2025 PERFORMANCE Delivering on our commitment to scientific leadership Expanding our software and services portfolio 20 • Release of GastroPlusX • Release of Monolix R24 • Release of ADMET Predictor Version 12 • Collaboration with USC to secure NIH Grant to develop new AI drug discovery offerings Developing organization to drive growth Creating shareholder value CONTINUED LEADERSHIP POSITION IN BIOSIMULATION MARKET Conclusion • Optimization of business unit structure following recent strategic acquisitions • Formation of two new business units following Pro-ficiency acquisition • Focus on supporting accelerated growth in distributor network • ALI: Pro-ficiency Performance Management software platform • MC: Panorama KOL Insights software platform • Delivering consistent revenue growth and profitability • Strategic M&A

Adjusted EBITDA Non-GAAP Reconciliation* 21 FY 2022 FY 2023 FY 2024 FY 2022 FY 2023 FY 2024 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Full Year Full Year Full Year Net Income $3.0 $4.4 $4.1 $1.0 $1.2 $4.2 $4.0 $0.5 $1.9 $4.0 $3.1 $0.8 $12.5 $10.0 $10.0 Excluding: Interest income and expense, net (0.1) (0.1) (0.1) (0.4) (0.8) (1.0) (1.1) (1.3) (1.3) (1.3) (1.5) (0.2) (0.7) (4.1) (4.4) Provision for income taxes 0.8 1.1 0.7 (0.1) 0.4 0.9 0.9 (0.5) 0.5 1.2 0.8 — 2.6 1.7 2.5 Depreciation and amortization 0.8 1.0 0.9 0.9 0.9 0.9 0.9 1.1 1.1 1.1 1.3 2.2 3.6 3.9 5.7 Stock-based compensation 0.6 0.7 0.7 0.7 0.9 1.2 1.1 1.1 1.3 1.6 1.7 1.4 2.7 4.2 5.9 (Gain) loss on currency exchange (0.1) (0.1) 0.2 0.2 — — 0.3 0.2 — 0.1 — (0.4) 0.2 0.5 (0.4) Impairment of other intangibles — — — — — — — 0.5 — — — — — 0.5 — Change in value of contingent consideration 0.1 0.1 — — — — — 0.7 (0.1) 0.4 (0.6) (1.4) 0.3 0.7 (1.6) Mergers & Acquisitions expense — — — 0.3 0.3 0.1 0.4 2.5 — — 0.9 1.7 0.3 3.3 2.6 Adjusted EBITDA $5.3 $7.2 $6.5 $2.5 $3.0 $6.2 $6.5 $4.9 $3.4 $7.1 $5.6 $4.1 $21.5 $20.6 $20.3 (in millions) *Numbers may not add due to rounding

Adjusted EPS Non-GAAP Reconciliation* 22 FY 2023 FY 2024 FY 2022 FY 2023 FY 2024 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Full Year Full Year Full Year Net Income (GAAP) $1.2 $4.2 $4.0 $0.5 $1.9 $4.0 $3.1 $0.8 $12.5 $10.0 $10.0 Excluding: Mergers & Acquisitions expense 0.3 0.1 0.4 0.9 — — 0.9 1.7 0.3 1.7 2.6 Immunetrics transaction costs — — — 1.6 — — — — — 1.6 — Change in value of contingent consideration — — — 0.7 (0.1) 0.4 (0.6) (1.4) 0.3 0.7 (1.6) Cognigen trade name write-off — — — 0.5 — — — — — 0.5 — Tax effect on above adjustments (0.1) — (0.1) (0.5) — (0.1) (0.1) (0.1) (0.1) (0.7) (0.2) Adjusted Net income (Non-GAAP) $1.5 $4.2 $4.3 $3.7 $1.8 $4.4 $3.4 $1.1 $13.0 $13.8 $10.8 Weighted-average common shares outstanding: Diluted 20.8 20.5 20.4 20.4 20.3 20.3 20.4 20.3 20.7 20.5 20.3 Diluted EPS (GAAP) $0.06 $0.20 $0.20 $0.03 $0.10 $0.20 $0.15 $0.04 $0.60 $0.49 $0.49 Adjusted Diluted EPS (Non-GAAP) $0.07 $0.21 $0.21 $0.18 $0.09 $0.22 $0.17 $0.06 $0.63 $0.67 $0.53 (in millions, except Diluted EPS and Adjusted Diluted EPS) *Numbers may not add due to rounding

Investor Relations Contacts: Lisa Fortuna Financial Profiles 310-622-8251 slp@finprofiles.com Renee Bouche Simulations Plus Investor Relations 661-723-7723 renee.bouche@simulations-plus.com